Supplement Dated July 21, 2014
To The Prospectuses Dated April 28, 2014 For

PERSPECTIVE II®; PERSPECTIVE L SERIESSM; PERSPECTIVE ADVISORS IISM;
PERSPECTIVE REWARDS®; FIFTH THIRD PERSPECTIVE; PERSPECTIVESM; DEFINED STRATEGIESSM; PERSPECTIVE FOCUS®
Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY®
Through JACKSON NATIONAL SEPARATE ACCOUNT – I

PERSPECTIVE ADVISORSSM
Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY®
Through JACKSON NATIONAL SEPARATE ACCOUNT III

PERSPECTIVE ADVANTAGESM
Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY®
Through JACKSON NATIONAL SEPARATE ACCOUNT V

PERSPECTIVE II®; PERSPECTIVE L SERIESSM; PERSPECTIVE ADVISORS II®;
PERSPECTIVE REWARDS®; PERSPECTIVE FOCUS®
Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®
Through JNLNY SEPARATE ACCOUNT I

PERSPECTIVE ADVISORSSM
Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®
Through JNLNY SEPARATE ACCOUNT II

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference.

Effective September 15, 2014, the Investment Division of the Separate Account investing in the JNL/Mellon Capital Communications Sector Fund ("the Division") will stop accepting any additional allocations or transfers.

Important Note: If you currently have an automatic program, such as Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep, and Rebalancing, and it includes an allocation to the Division, you can continue to include the Division under the program based on your existing election until you revise or terminate the automatic program. Any change made on or after September 15, 2014 to the existing automatic program is not permitted if you wish to continue to include the Division under the program. The Division will not be available for any new or revised allocation instructions under any automatic program.

If you have future allocation instructions on file with us that include an allocation to the Division, you should choose a replacement Investment Division by September 12, 2014. If you have not chosen a replacement Investment Division and make a subsequent premium payment on or after September 15, 2014, all such allocations to the Division prior to our receipt of new allocation instructions will be allocated to the JNL/WMC Money Market Investment Division. Please consult your representative promptly to assist you in subsequently reallocating the Contract value in the JNL/WMC Money Market Investment Division to any other available Investment Division.

If you have the LifeGuard Select, Jackson Select, or Jackson Select Protector Guaranteed Minimum Withdrawal Benefit (GMWB), automatic transfers apply under the Transfer of Assets provision. The automatic transfers are allocated based on your future allocation instructions, described in the preceding paragraph. Therefore, when you change your allocation instructions for subsequent premium payments, you will also be changing your instructions under the Transfer of Assets provision. Prior to our receipt of new future allocation instructions, the automatic transfers will continue to be based on your existing instructions.

If an application for a Contract is in good order by September 12, 2014 (or within 5 days of the application receipt date), it may include an allocation of premium to the Division. If an application is not in good order by September 12, 2014 (or within 5 days of the application receipt date) or is received on or after September 15, 2014, premium may not be allocated to the Division and any premium that would otherwise be allocated to the Division will be allocated to the JNL/WMC Money Market Investment Division. Please consult your representative promptly to assist you in subsequently reallocating the Contract value in the JNL/WMC Money Market Investment Division to any other available Investment Division.

Amounts invested in the Division as of September 12, 2014 will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of the Division in connection with the usual transactions under a Contract, such as partial withdrawals or withdrawals under a GMWB, if available. However, if you transfer out of the Division on or after September 15, 2014 you will not be able to transfer back in.

For additional information, please see the Supplement dated July 21, 2014 to the JNL® Variable Fund LLC prospectus.

________________________________

(To be used with JMV9476 04/14, JMV8798 04/14, VC4224 04/14, JMV9476ML 04/14, JMV5763ML 04/14, JMV9476WF 04/14, JMV5763WF 04/14, JMV9476L 04/14, JMV7697 04/14, VC5890 04/14, VC5890ML 04/14, JMV7698 04/14, VC5869 04/14, JMV2731 04/14, FVC4224FT 04/14, VC3656 04/14, VC3652 04/14, VC5526 04/14, VC3657 04/14, VC3723 04/14, JMV9476NY 04/14, NV4224 04/14, JMV9476WFNY 04/14, NV4224WF 04/14, JMV9476LNY 04/14, JMV7697NY 04/14, NV5890 04/14, JMV7698NY 04/14, NV5869 04/14, NMV2731 04/14, NV5526 04/14 and NV3784 04/14)

CMV13396 07/14